Dreyfus
New Jersey Municipal
Bond Fund, Inc.

ANNUAL REPORT
December 31, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus New Jersey

                                                      Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus New Jersey Municipal Bond Fund, Inc., covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
W. Michael Petty.

In 2001, municipal bonds generally posted higher returns than stocks for the second consecutive year. Although one of America's longest periods of economic expansion came to an end, municipal bonds generally benefited from the Federal Reserve Board's efforts to reinvigorate an ailing economy. Eleven interest-rate reductions drove short-term rates to their lowest levels in 40 years, helping to boost prices of tax-exempt bonds.

2001 also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied in the fourth quarter. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With municipal bond yields ending 2001 at historically low levels, a repeat of last year' s performance seems unlikely. Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus New Jersey Municipal Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the fund achieved a total return of 4.19% .(1) The Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  5.13%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper New Jersey Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 4.06%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

During the reporting period, municipal bond prices were generally driven higher, and yields lower, by falling interest rates and robust investor demand in a weakening economy. While the fund' s return lagged that of its benchmark but surpassed that of its peer group, the return was impacted by price declines related to the fund's holdings of airline bonds after the terrorist attacks of September 11.

What is the fund's investment approach?

Our goal is to seek as high a level of current income exempt from federal and New Jersey personal income taxes as is consistent with the preservation of capital.

To achieve this objective, we employ two primary strategies. First, because New Jersey issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors in the New Jersey municipal bond market. We look at such criteria as a bond's yield, price, age, creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for investment-grade bonds that have 10-year call protection and that are selling at a discount to face value.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, while we generally do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

The fund benefited from lower interest rates in an increasingly weak economy during the reporting period. On the first business day of 2001, the Federal Reserve Board (the "Fed") began an aggressive interest-rate reduction campaign, which was designed to reinvigorate the economy. All told, the Fed cut short-term interest rates 11 times during the reporting period, for a total reduction of
4.75    percentage    points.

As a result of these influences, yields on municipal bonds generally declined, causing their prices to rise and producing attractive levels of capital appreciation. Municipal bond prices were also supported by surging demand from individual investors seeking investment alternatives to a declining stock market.

Unfortunately, the September 11 attacks detracted from the fund's performance, which had been strong during the first eight months of the year. The fund's holdings of airline bonds were particularly hard-hit as business and vacation travel ground to a halt. Although these holdings have remained depressed, we believe that they will return to healthier price levels as Americans resume traveling. These bonds are secured by valuable physical assets such as terminals at Newark International Airport.

Otherwise, we maintained the fund's weighted average maturity at a point that was in line with its peer group average, enabling us to maintain yields without undue risks. To capitalize on the strong demand for tax-exempt securities in New Jersey, we sold bonds whose prices were boosted by interest from individual investors. We generally redeployed those assets to high quality bonds selling at
modest    premiums.


What is the fund's current strategy?

As the investment environment became more uncertain, we intensified our focus on high quality securities. Indeed, we have become increasingly concerned about New Jersey' s fiscal condition. Because of mounting state budget problems, a major independent bond-rating agency recently placed New Jersey on negative credit watch. Accordingly, most of the fund's holdings of state-issued securities carry third-party insurance, helping to ensure their liquidity.(4) In addition, even for bonds issued by New Jersey municipalities that we consider fiscally sound, we have recently emphasized newly issued, income-oriented bonds with relatively
defensive    characteristics.

With interest rates currently at low levels compared to historical norms, we have maintained our positions in older, higher cost state debt. If, as we expect, New Jersey refunds these bonds in order to replace them with lower cost securities, the fund may benefit. As always, however, we are prepared to change our strategy and the fund's composition as market conditions evolve.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New Jersey Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            4.19%              5.06%             5.83%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC. ON 12/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW JERSEY MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW JERSEY MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2001

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.7%                                                        Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--87.4%

Atlantic County Utilities Authority,

  Solid Waste System Revenue:

      7%, 3/1/2008                                                                            4,250,000                4,169,080

      7.125%, 3/1/2016                                                                        6,650,000                6,427,491

Bayonne Municipal Utilities Authority, Water System

   Revenue 5%, 1/1/2017 (Insured; MBIA)                                                       1,000,000                  999,480

Bayshore Regional Sewer Authority, Sewer Revenue

   5.50%, 4/1/2012 (Insured; MBIA)                                                            2,000,000                2,092,780

Bergen County Housing Development Corp., Mortgage

   (Park Ridge) 5.95%, 7/1/2025 (Insured; MBIA)                                               1,185,000                1,196,293

Bordentown Sewer Authority, Revenue

   5.375%, 12/1/2020 (Insured; FGIC)                                                          3,880,000                3,954,108

Carteret Board of Education, COP

   6%, 1/15/2024 (Insured, MBIA)                                                                440,000                  478,020

City of Camden:

   Zero Coupon, 2/15/2010 (Insured; FSA)                                                      2,500,000                1,706,075

   Zero Coupon, 2/15/2012 (Insured; FSA)                                                      4,585,000                2,782,636

Clearview Regional High School District

   5.375%, 8/1/2015 (Insured; FGIC)                                                           3,625,000                3,845,618

Delaware River and Bay Authority, Revenue

   5.75%, 1/1/2029 (Insured; AMBAC)                                                           5,000,000                5,253,150

East Orange:

   Zero Coupon, 8/1/2010 (Insured; FSA)                                                       4,240,000                2,862,933

   Zero Coupon, 8/1/2011 (Insured; FSA)                                                       2,500,000                1,597,550

East Orange Board of Education, COP, LR:

   Zero Coupon, 2/1/2015 (Insured; FSA)                                                       1,420,000                  729,610

   Zero Coupon, 8/1/2016 (Insured; FSA)                                                       1,425,000                  670,690

   Zero Coupon, 8/1/2019 (Insured; FSA)                                                       1,000,000                  393,520

   Zero Coupon, 2/1/2021 (Insured; FSA)                                                       2,845,000                1,022,465

   Zero Coupon, 2/1/2026 (Insured; FSA)                                                       1,845,000                  497,707

   Zero Coupon, 2/1/2028 (Insured; FSA)                                                       2,845,000                  688,348

Essex County Improvement Authority, LR

  (County Correctional Facility Project)

   6%, 10/1/2025 (Insured; FGIC)                                                             10,000,000               10,763,200

Freehold Regional High School District

   5%, 3/1/2020 (Insured; FGIC)                                                               2,000,000                1,986,880

Gloucester Township Municipal Utilities Authority, Sewer

   Revenue 5.65%, 3/1/2018 (Insured; AMBAC)                                                   2,530,000                2,729,693

Hudson County Improvement Authority:

  Facility Lease Revenue 9.97%, 12/1/2025

      (Prerefunded 12/1/2002) (Insured; FGIC)                                                13,835,000  (a,b,c)      15,450,513

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Hudson County Improvement Authority (continued):

  MFHR (Conduit Financing - Observer Park Project)

      6.90%, 6/1/2022 (Insured; FNMA)                                                         4,190,000                4,303,633

Jersey City:

   Zero Coupon, 5/15/2010 (Insured; FSA)                                                      4,745,000                3,237,134

   6%, 10/1/2008 (Insured; AMBAC)                                                             2,490,000                2,753,492

Mercer County Improvement Authority, Revenue

   (County Courthouse Project) 5.75%, 11/1/2017                                                 500,000                  525,720

Middlesex County Improvement Authority, Revenue

  Utility System (Perth Amboy Project):

      Zero Coupon 9/1/2020 (Insured; AMBAC)                                                   5,000,000                1,840,900

      Zero Coupon 9/1/2022 (Insured; AMBAC)                                                   5,000,000                1,650,700

State of New Jersey:

   6%, 7/15/2010                                                                              7,400,000                8,242,860

   6%, 5/1/2016                                                                               3,695,000                4,121,218

New Jersey Economic Development Authority, Revenue:

  (Community Mental Health Loan Program)

      8.50%, 7/1/2017                                                                         6,535,000                6,950,430

   (Department of Human Services):

      6.10%, 7/1/2017                                                                         4,340,000                4,662,809

      6.25%, 7/1/2024                                                                         1,370,000                1,485,847

   District Heating and Cooling

      (Trigen - Trenton District Energy Co. L.P. Project):

         6.10%, 12/1/2004                                                                     2,055,000                2,073,659

         6.20%, 12/1/2007                                                                     2,725,000                2,722,547

   Economic Development:

      (American Airlines Inc. Project) 7.10%, 11/1/2031                                       2,855,000                2,549,629

      (Masonic Charity Foundation of New Jersey):

         5.875%, 6/1/2018                                                                     1,250,000                1,316,938

         5.50%, 6/1/2021                                                                      1,920,000                1,930,406

         6%, 6/1/2025                                                                         1,000,000                1,058,020

      (Tevco Inc. Project)

         8.125%, 10/1/2009 (LOC; Credit Lyonnais)                                             2,500,000                2,528,575

   First Mortgage (The Evergreens):

      6%, 10/1/2017                                                                             650,000                  609,661

      6%, 10/1/2022                                                                             700,000                  635,243

      9.25%, 10/1/2022 (Prerefunded 10/1/2002)                                                4,700,000  (a)           5,049,821

   Health, Hospital and Nursing Home

      (Hillcrest Health Service):

         Zero Coupon, 1/1/2012 (Insured; AMBAC)                                               1,000,000                  616,560

         Zero Coupon, 1/1/2013 (Insured; AMBAC)                                               1,000,000                  581,800

         Zero Coupon, 1/1/2015 (Insured; AMBAC)                                               3,250,000                1,676,967

         Zero Coupon, 1/1/2017 (Insured; AMBAC)                                               5,000,000                2,283,050

         Zero Coupon, 1/1/2018 (Insured; AMBAC)                                               2,500,000                1,076,675


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority,

  Revenue (continued):

  Health, Hospital and Nursing Home

    (Hillcrest Health Service) (continued):

         Zero Coupon, 1/1/2020 (Insured; AMBAC)                                               6,500,000                2,480,140

         Zero Coupon, 1/1/2022 (Insured; AMBAC)                                               6,000,000                2,052,900

   Local or Guaranteed Housing,

      First Mortgage (Fellowship Village):

         5.50%, 1/1/2018                                                                      2,950,000                2,785,154

         5.50%, 1/1/2025                                                                      3,000,000                2,734,200

   (Morris Hall / Saint Lawrence Inc. Project)

      5.50%, 4/1/2027 (LOC; Corestates Bank)                                                  3,000,000                3,013,080

   (School Facilities Construction)

      8.95%, 6/15/2018                                                                        5,000,000  (b,c)         5,159,900

   Special Facilities (Continental Airlines Inc. Project)

      6.25%, 9/15/2019                                                                        2,370,000                1,896,948

   State Lease:

      (Bergen County Administration Complex)

         4.75%, 11/15/2026 (Insured; MBIA)                                                    4,750,000                4,425,100

      (State Office Buildings Project):

         6%, 6/15/2014                                                                        2,425,000                2,652,562

         6.125%, 6/15/2018                                                                    7,535,000                8,252,181

   Waste Paper Recycling (Marcal Paper Mills Inc. Project):

      6.25%, 2/1/2009                                                                         6,605,000                6,578,448

      8.50%, 2/1/2010                                                                         5,480,000                5,889,849

   Water Facilities (American Water Co. Inc. Project)

      6.50%, 4/1/2022 (Insured; FGIC)                                                        12,000,000               12,352,560

New Jersey Educational Facilities Authority, Revenue:

  Higher Education Capital Improvement

      5%, 7/1/2030                                                                            3,000,000                3,045,120

   (New Jersey of Technology) 5%, 7/1/2026                                                    5,600,000                5,434,520

   (Rowan University) 5.75%, 7/1/2030                                                        15,405,000               16,094,066

   (Saint Peter's College Project)

      5.375%, 7/1/2018                                                                        1,000,000                  967,090

   (William Patterson University)

      5.25%, 7/1/2026 (Insured; FGIC)                                                         1,000,000                1,002,380

New Jersey Environmental Infrastructure Trust

   5.25%, 9/1/2018                                                                            4,070,000                4,151,359

New Jersey Health Care Facilities Financing Authority,

  Health, Hospital and Nursing Home Revenue:

    (General Hospital Center at Passaic)

         6.75%, 7/1/2019 (Insured; FSA)                                                         550,000                  649,919

      (Palisades Medical Center Obligated Group):

         7.50%, 7/1/2006                                                                        480,000                  491,966

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Health Care Facilities Financing Authority,

  Health, Hospital and Nursing Home Revenue (continued):

    (Palisades Medical Center Obligated Group) (continued):

         7.50%, 7/1/2006 (Prerefunded 7/1/2002)                                                 790,000  (a)             817,247

         7.60%, 7/1/2021                                                                        950,000                  973,446

         7.60%, 7/1/2021 (Prerefunded 7/1/2002)                                               1,400,000  (a)           1,469,342

      (Raritan Bay Medical Center) 7.25%, 7/1/2014                                           10,210,000               10,358,045

      (Saint Barnabas Health)

         Zero Coupon, 7/1/2023 (Insured; MBIA)                                                6,000,000                1,886,340

      (Saint Elizabeth Hospital Obligated Group):

         6%, 7/1/2014                                                                         2,500,000                2,450,575

         6%, 7/1/2020                                                                         2,425,000                2,313,111

New Jersey Higher Education Assistance Authority, Student

   Loan Revenue 6.125%, 6/1/2017 (Insured; MBIA)                                                600,000                  639,042

New Jersey Highway Authority, Revenue (Garden State

   Parkway) 6%, 1/1/2019                                                                      6,645,000                7,382,196

New Jersey Housing and Mortgage Finance Agency, Revenue:

  Home Buyer:

      5.75%, 4/1/2018 (Insured; MBIA)                                                         1,650,000                1,708,196

      5.90%, 10/1/2029 (Insured; MBIA)                                                        3,795,000                3,883,917

   Multi-Family Housing:

      5.70%, 5/1/2020 (Insured; FSA)                                                          6,000,000                6,194,400

      5.75%, 5/1/2025 (Insured; FSA)                                                          3,000,000                3,102,420

      5.65%, 5/1/2040 (Insured; AMBAC, Guaranteed; FHA)                                      13,000,000               13,067,470

      (Presidential Plaza at Newport Project)

         7%, 5/1/2030 (Insured; FHA)                                                          4,000,000                4,086,920

   Rental Housing (Tiffany Manor) 6.75%, 11/1/2022                                            9,310,000                9,503,927

New Jersey Transit Corp., Lease Purchase Agreement, COP:

  Federal Transit Administration Grants

      5.75%, 9/15/2014 (Insured; AMBAC)                                                       5,000,000                5,361,950

   (Raymond Plaza East Inc.)

      6.50%, 10/1/2016 (Insured; FSA)                                                         3,945,000                4,432,247

New Jersey Transportation Trust Fund Authority

  (Transportation System):

      7%, 6/15/2012 (Insured; MBIA)                                                           6,000,000                7,253,940

      8.792%, 6/15/2014                                                                      12,750,000  (b,c)        14,180,805

      5%, 6/15/2016                                                                          20,610,000               20,692,234

      5%, 6/15/2017                                                                           7,000,000                6,996,080

      5.75%, 6/15/2017                                                                        6,000,000                6,572,040

      5.75%, 6/15/2018                                                                        6,000,000                6,560,700

      6%, 12/15/2018 (Insured; MBIA)                                                          9,000,000                9,850,320

      6%, 12/15/2019 (Insured; MBIA)                                                          8,000,000                8,729,360

      5.75%, 6/15/2020                                                                        6,500,000                7,078,825


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Turnpike Authority, Turnpike Revenue:

   6.50%, 1/1/2016                                                                            1,000,000                1,172,420

   6.50%, 1/1/2016 (Insured; FSA)                                                               220,000                  253,304

   6.50%, 1/1/2016 (Insured; MBIA)                                                           22,665,000               26,572,899

North Jersey District Water Supply Commission,

  Sewer Revenue (Wanaque South Project)

   6%, 7/1/2019 (Insured; MBIA)                                                               2,000,000                2,214,600

Ocean County Pollution Control Financing Authority, PCR

   (Ciba Geigy Corp. Project) 6%, 5/1/2020                                                   10,000,000               10,334,200

Port Authority of New York and New Jersey:

  Port, Airport, and Marina Improvements Revenue:

    (Consolidated Bond 109th Series)

         5.375%, 1/15/2032                                                                    3,500,000                3,524,150

      (Consolidated Bond 119th Series)

         5.50%, 9/15/2016 (Insured; FGIC)                                                     4,650,000                4,729,050

      (Consolidated Bond 121st Series)

         5.375%, 10/15/2035 (Insured; MBIA)                                                   4,950,000                4,990,640

   Special Obligation Revenue:

      (JFK International Air Terminal)

         6.25%, 12/1/2015 (Insured; MBIA)                                                     5,000,000                5,602,850

      (U.S. Air LaGuardia Project) 9.125%, 12/1/2015                                          6,500,000                6,548,425

Rahway, COP 5.625%, 2/15/2020 (Insured; MBIA)                                                   600,000                  630,978

South Jersey Transportation Authority, Revenue,

  Port, Airport and Marina Lease (Raytheon

   Aircraft Service Inc. Project) 6.15%, 1/1/2022                                               800,000                  782,464

Union County Utilities Authority, Solid Waste

  Revenue (Ogden Martin)

   5.375%, 6/1/2020 (Insured; AMBAC)                                                          4,990,000                5,013,204

West Deptford Township

   5.50%, 9/1/2019 (Insured; FGIC)                                                            1,800,000                1,863,180

West Orange Board of Education, COP

   6%, 10/1/2024 (Insured; MBIA)                                                                500,000                  538,000

Western Monmouth Utilities Authority, Sewer Revenue

   5.60%, 2/1/2014 (Insured; AMBAC)                                                           2,190,000                2,296,412

Willingboro Municipal Utilities Authority

   5.25%, 1/1/2021 (Insured; AMBAC)                                                           1,000,000                1,018,630

U.S. RELATED--11.3%

Children's Trust Fund of Puerto Rico

   Settlement Revenue 5.75%, 7/1/2012                                                         3,000,000                3,183,030

Commonwealth of Puerto Rico

   5.65%, 7/1/2015 (Insured; MBIA)                                                            2,000,000                2,198,860

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      8.139%, 7/1/2007                                                                       11,100,000  (b)          11,877,000

      8.139%, 7/1/2009                                                                        2,950,000  (b)           3,130,688

      6.625%, 7/1/2018 (Prerefunded 7/1/2002)                                                13,000,000  (a)          13,528,580

      5%, 7/1/2036                                                                            8,000,000                7,463,920

Puerto Rico Housing Bank and Finance Agency,

  SFMR (Affordable Housing Mortgage)

   6.25%, 4/1/2029 (Guaranteed; FNMA, GNMA)                                                     270,000                  278,478

Puerto Rico Infrastructure Financing Authority

   5.50%, 10/1/2032                                                                          10,000,000               10,319,000

Puerto Rico Public Finance Corp., Commonwealth

   Appropriation 5%, 8/1/2029 (Insured; MBIA)                                                 4,500,000                4,374,495

Virgin Islands Public Finance Authority, Revenues,

  Gross Receipts Taxes Loan Note:

      6.375%, 10/1/2019                                                                       2,000,000                2,139,060

      6.50%, 10/1/2024                                                                        3,000,000                3,210,900

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $519,361,865)                                                                                               538,226,088
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.2%
-----------------------------------------------------------------------------------------------------------------------------------

New Jersey Economic Development Authority,

  VRDN, Revenue:

      (El Dorado Terminals) 1.85%                                                             3,500,000  (d)           3,500,000

      (Foreign Trade Zone Project)

         1.80% (LOC; Bank of New York)                                                       10,545,000  (d)          10,545,000

      (United Water of New Jersey):

         1.85%                                                                                2,200,000  (d)           2,200,000

         1.90%                                                                                1,000,000  (d)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $17,245,000)                                                                                                 17,245,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $536,606,865)                                                                           101.9%              555,471,088

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.9%)              (10,359,412)

NET ASSETS                                                                                       100.0%              545,111,676


Summary of Abbreviations

AMBAC                     American Municipal
                             Bond Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty
                             Insurance Company

FHA                       Federal Housing Administration

FNMA                      Federal National

                             Mortgage Association

FSA                       Financial Security Assurance

GNMA                      Government National
                             Mortgage Association

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond
                             Investors Assurance
                             Insurance Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SFMR                      Single-Family
                             Mortgage Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              61.8

AA                               Aa                              AA                                               10.3

A                                A                               A                                                 9.7

BBB                              Baa                             BBB                                               5.2

BB                               Ba                              BB                                                 .8

B                                B                               B                                                 1.2

F1                               Mig1                            SP1                                               2.4

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     8.6

                                                                                                                 100.0


(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2001, THESE SECURITIES AMOUNTED TO $34,791,218 OR 6.4% OF NET ASSETS.

(D) SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC CHANGE.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost       Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           536,606,865   555,471,088

Interest receivable                                                   8,409,040

Prepaid expenses                                                         10,364

                                                                    563,890,492
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           380,791

Cash overdraft due to Custodian                                           3,187

Payable for investment securities purchased                          18,332,610

Payable for shares of Common Stock redeemed                               6,174

Accrued expenses                                                         56,054

                                                                     18,778,816
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      545,111,676
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     531,434,254

Accumulated undistributed investment income--net                        717,053

Accumulated net realized gain (loss) on investments                 (5,903,854)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     18,864,223
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      545,111,676
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      42,736,230

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   12.76

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     31,227,592

EXPENSES:

Management fee--Note 3(a)                                            3,271,877

Shareholder servicing costs--Note 3(b)                               1,586,802

Directors' fees and expenses--Note 3(c)                                 83,177

Professional fees                                                       66,635

Custodian fees                                                          57,623

Prospectus and shareholders' reports--Note 3(b)                         30,299

Registration fees                                                       11,884

Loan commitment fees--Note 2                                             8,149

Miscellaneous                                                           28,813

TOTAL EXPENSES                                                       5,145,259

Less--reduction in management fee due to
  undertaking--Note 3(a)                                             (462,910)

NET EXPENSES                                                         4,682,349

INVESTMENT INCOME--NET                                              26,545,243
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                761,213

Net unrealized appreciation (depreciation) on investments           (5,030,604)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,269,391)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                22,275,852

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     2001               2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         26,545,243          26,161,871

Net realized gain (loss) on investments           761,213          (1,909,221)

Net unrealized appreciation (depreciation)
   on investments                              (5,030,604)         30,643,039

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   22,275,852          54,895,689
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (26,642,526)         (26,021,198)

Net realized gain on investments                 (33,996)                   --

TOTAL DIVIDENDS                              (26,676,522)         (26,021,198)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  69,170,154          42,656,667

Net assets received in connection
   with reorganization--Note 1                 13,710,723                --

Dividends reinvested                           19,154,715          18,592,653

Cost of shares redeemed                       (76,806,844)        (92,218,854)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  25,228,748         (30,969,534)

TOTAL INCREASE (DECREASE) IN NET ASSETS        20,828,078          (2,095,043)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           524,283,598          526,378,641

END OF PERIOD                                 545,111,676          524,283,598

Undistributed investment income--net              717,053              140,673
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     5,364,422            3,448,647

Shares issued in connection
   with reorganization--Note 1                  1,073,667                 --

Shares issued for dividends reinvested          1,482,396            1,503,186

Shares redeemed                                (5,943,030)          (7,504,693)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,977,455           (2,552,860)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                         Year Ended December 31,
                                                               --------------------------------------------------------------------

                                                               2001(a)          2000           1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.86          12.15          13.37          13.35         13.00

Investment Operations:

Investment income--net                                            .63(b)         .63            .64            .65           .68

Net realized and unrealized
   gain (loss) on investments                                    (.10)           .71          (1.18)           .11           .44

Total from Investment Operations                                  .53           1.34           (.54)           .76          1.12

Distributions:

Dividends from investment income--net                            (.63)          (.63)          (.64)          (.65)         (.68)

Dividends from net realized gain
   on investments                                                (.00)(c)         --           (.04)          (.09)         (.09)

Total Distributions                                              (.63)          (.63)          (.68)          (.74)         (.77)

Net asset value, end of period                                  12.76          12.86          12.15          13.37         13.35
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.19          11.29          (4.24)          5.82          8.84
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .86            .85            .89            .90           .80

Ratio of net investment income
   to average net assets                                         4.87           5.13           4.94           4.86          5.23

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                        .08            .10            .05            .04           .14

Portfolio Turnover Rate                                         28.39          27.91          37.02          36.69         28.01
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         545,112        524,284        526,379        606,388       596,218


(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.86% TO 4.87%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 31, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

On May 16, 2001 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization approved by the fund's shareholders at a meeting held on May 1, 2001, substantially all of the assets, subject to the liabilities, of Dreyfus Premier State Municipal Bond Fund, New Jersey Series, were transferred to the fund in exchange for shares of Capital Stock of the fund of equal value. The fund' s net asset value on the Closing Date was $12.77 per share, and a total of 1,073,667 shares, representing net assets of $13,710,723 (including $249,516 net unrealized appreciation on investments), were issued to Dreyfus Premier State Municipal Bond Fund, New Jersey Series shareholders in the exchange. The exchange was a tax free event.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the fund's Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $13,490 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $48,599, accumulated capital losses $6,160,916 and unrealized appreciation $19,549,008. In addition, the fund had $324,580 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $2,786,624 of the carryover expires in fiscal 2007 and $3,374,292 expires in fiscal 2008. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the fund's merger with Dreyfus Premier State Municipal Bond Fund, New Jersey Series may apply.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $33,996 and $0 and tax exempt income $26,642,526 and $26,021,198.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, until such time as they give shareholders at least 90 days' notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, but including the management fee, exceed an annual rate of .85 of 1% of the value of the fund' s average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $462,910 during the period ended December 31, 2001.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of .25 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended December 31, 2001, the fund was charged $1,366,247 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2001, the fund was charged $161,754 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended December 31, 2001, redemption fees charged and retained by the fund amounted to $10,704.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2001 amounted to $212,721,945 and $150,091,355 respectively.

At December 31, 2001, accumulated net unrealized appreciation on investments was
$18,864,223,   consisting  of  $22,571,472  gross  unrealized  appreciation  and
$3,707,249 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 5--Change in Accounting Principle:

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to January 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $673,663 increase in accumulated undistributed investment income-net and a corresponding $673,663 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $43,390, decrease net unrealized appreciation (depreciation) by $11,122 and decrease net realized gains (losses) by $32,268.
The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus New Jersey Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Bond Fund, Inc., including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Bond Fund, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                             [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York
February 1, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended December 31, 2001 as "exempt-interest" dividends (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gains distributions paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)
                                                                                           No. of
                                                                                           Portfolios
                                                                                           for which
Name (age)               Principal Occupation           Other Directorships                Board
Position, (held since)   During Past 5 Years            And Affiliations                   Member Serves
-----------------------   -------------------           -------------------                --------------


Joseph S. DiMartino (58) o Chairman of the Board of      o Muscular Dystrophy Association       190
Chairman of the Board      various funds in the
(1995)                     Dreyfus Family                o Plan Vista Corporation
                           of Funds                        (formerly HealthPlan
                                                           Services Corporation), a provider
                                                           of marketing, administrative
                                                           and risk management services to
                                                           health and other benefit
                                                           programs
                                                         o Carlyle Industries, Inc., button
                                                           packager and distributor
                                                         o Century Business Services, Inc.,
                                                           provider of  various outsourcing
                                                           functions  for small and
                                                           medium size  companies
                                                         o The Newark Group,
                                                           privately  held company
                                                           providing a national
                                                           network of paper
                                                           recovery facilities,
                                                           paperboard mills and
                                                           paperboard  converting
                                                           plants
                                                         o QuikCAT.com, Inc., private
                                                           company engaged in the
                                                           development of high
                                                           speed movement, routing,
                                                           storage  and  encryption
                                                           of data across all modes
                                                           of data transport

Gordon J. Davis (60)     o Senior Partner with the law   o Consolidated Edison, a utility               30
Board Member (1993)        firm of LeBoeuf, Lamb, Greene   company
                           & MacRae                      o Phoenix Home Life Insurance
                                                           Company
                                                         o Also a Director/Trustee for
                                                           various not-for-profit fund group

David P. Feldman (62)    o AT&T Investment Management    o 59 Wall Street Mutual Funds                  54
Board Member (1987)        Corporation, Chairman and       Group (11 Funds)
                           Chief Executive Officer       o The Jeffrey Company, a private
                           (Retired May 1997)              investment company

Lynn Martin (62)         o Professor, J.L. Kellogg       o Harcourt General, Inc., a                    15
Board Member (1994)        Graduate School of              publishing and
                           Management,                     information provider company
                           Northwestern University        o SBC Communications, Inc.
                         o Advisor to the                 o Ryder System, Inc., a supply
                           international                   chain and transportation management
                           accounting firm of Deloitte &   company
                           Touche, LLP and chair to its  o The Proctor & Gamble Co.,
                           Council                         consumer company
                           for the Advancement of Women  o TRW, Inc., an aerospace and automotive equipment company

Daniel Rose (72)         o Chairman and Chief            o Baltic-American Enterprise                   31
Board Member (1992)        Executive Officer               Fund, received a Presidential
                           of Rose Associates Inc., a      appointment to
                           New York                        serve as Director of the Fund,
                           based real estate development   which will
                           and management firm             make equity investments and
                                                           loans, and provide
                                                           technical business
                                                           assistance to new
                                                           business concerns in the
                                                           Baltic states
                                                         o Chairman of the Housing
                                                           Committee of the Real Estate
                                                           Board of New York, Inc.

Philip L. Toia (68)      o Vice Chairman,                                                              15
Board Member (1997)        Administration and
                           Operations of the Dreyfus
                           Corporation
                           a subsidiary of Mellon Bank
                           (Retired January 1997)

Sander Vanocur (74)      o President of Old Owl                                                        31
                           Communications,
Board Member (1992)        a full-service communications
                           firm

Anne Wexler (71)         o Chairman of the Wexler        o Wilshire Mutual Funds (5 Funds)              28
Board Member (1994)        Group, consultants            o Comcast Corporation, a
                           specializing in                 telecommunications company
                           government                    o The New England Electric System
                           relations and public affairs  o Member of the Council of
                                                           Foreign  Relations and
                                                           National Park
                                                           Foundation

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Eugene McCarthy, Emeritus Board Member
Rex Wilder, Emeritus Board Member


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager,
and an officer of 30 investment companies (comprising 59 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus New Jersey Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  750AR1201